SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                December 30, 1999
                                (Date of report)


                     Skyline Multimedia Entertainment, Inc.
               (Exact Name of Registrant as Specified in Charter)

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
        New York                          0-23396                           11-3182335
(State of Incorporation)               (Commission File Number)         (IRS Employer I.D. No.)
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                   350 Fifth Avenue, New York, New York, 10118
                    (Address of principle executive offices)

                                 (212) 564-2224
              (Registrant's telephone number, including area code)


Item 7. Exhibits.
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      Exhibit

      Number                                              Description

       10.59         Settlement Agreement, dated December 30, 1999, between New York Skyline, Inc. and Empire State Building Company

       10.60         Surrender Agreement, dated December 30, 1999, between Empire State Building Company and New York Skyline, Inc.

       10.61         Third Amendment of Lease, dated December 30, 1999, between Empire State Building Company and New York Skyline,
                     Inc.

       10.62         Second Modification of License Agreement, dated December 30, 1999, between Empire State Building Company and
                     New York Skyline, Inc.
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                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

Skyline Multimedia Entertainment, Inc.
(Registrant)

/s/ Robert Brenner
By: Robert Brenner
President & Chief Executive Officer